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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 12, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of October 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-63 Mortgage Pass-Through
                        Certificates, Series 2005-63).


                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)

     Delaware                        333-125902                87-0698307
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)

4500 Park Granada
Calabasas, California                                             91302
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(Address of principal                                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events.
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Filing of Collateral Tables
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     Attached hereto as exhibits are certain Collateral Tables (as defined in the no action letter issued by the Commission on May 17, 1995 to the PSA) furnished to the Registrant by UBS Securities LLC (the "Underwriter") in respect of the Registrant's proposed offering of the Alternative Loan Trust 2005-63, Mortgage Pass-Through Certificates, Series 2005-63 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-125902) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Tables by reference in the Registration Statement.

     The Collateral Tables were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Tables.

     Any statement or information contained in the Collateral Tables shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     The Collateral Tables are attached hereto as Exhibit 99.1.

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
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Information and Exhibits.
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(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
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         Not applicable.

(c) Exhibits.
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     99.1          Collateral Tables

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWALT, Inc.




                                      By:   /s/ Darren Bigby
                                            -----------------------------------
                                               Name:   Darren Bigby
                                               Title:  Vice President



Dated:  October 19, 2005

Exhibit Index
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Exhibit                   Description                                 Page
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99.1                      Collateral Tables                              6